UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Definitive Information Statement

☐Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

MOJO Organics, Inc.

(Name of Registrant as Specified In Its Charter)

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MOJO Organics, Inc.

185 Hudson Street, Floor 25

Jersey City, New Jersey 07302

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF MOJO ORGANICS, INC.

February __, 2019

Dear MOJO Organics, Inc. Stockholder:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.001 per share (“Common Stock”) of MOJO Organics, Inc., a Delaware corporation (the “Company” or “we”), as of the close of business on February 7, 2019 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock. The enclosed Information Statement shall be considered the notice required under the Delaware General Corporation Law (“DGCL”).

The following action was authorized by written consent of a majority of our outstanding voting stock (the “Written Consent”):

•	Approval of an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to cancel its 10,000,000 shares of authorized preferred stock, par value $0.001.

The Written Consent constitutes the only stockholder approval required under the DGCL, our Certificate of Incorporation and Bylaws to approve the Amendment. Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders. The Amendment, as approved by the Written Consents, will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

/s/ Glenn Simpson
Glenn Simpson
Chief Executive Officer and Director

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MOJO Organics, Inc.

185 Hudson Street, Floor 25

Jersey City, New Jersey 07302

Tel. 201-633-6519

_____________________________________________________________________________________________

INFORMATION STATEMENT

_____________________________________________________________________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

This Information Statement advises stockholders of the approval by the Company’s Board of Directors, and by Written Consent of the holders a majority of the Company’s voting stock of an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to cancel its 10,000,000 shares of authorized preferred stock, par value $0.001. A copy of the Amendment is attached to this Information Statement as Exhibit A.

The cancellation of the Company’s authorized preferred stock will become effective upon the filing of the Amendment with the Secretary of State of Delaware, which filing will occur no less than 20 days after the date of the mailing of this Information Statement to our stockholders.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Accordingly, approval of the Amendment required the affirmative vote or written consent of a majority of the issued and outstanding shares of the Company’s Common Stock.

As of February 7, 2019, the record date for the determination of stockholders entitled to notice of the approval of the Amendment and to receive a copy of this Information Statement (the “Record Date”), we had 27,821,606 shares of Common Stock and 0 shares of preferred stock outstanding. Each holder of Common Stock is entitled to one vote per share of Common Stock held. As of the Record Date, outstanding shares represented 27,821,606 votes, all of which are attributable to Common Stock.

Our Board of Directors unanimously adopted resolutions approving the Amendment, subject to stockholder approval, by unanimous written consent on February 7, 2019, and, on February 7, 2019 we received the Written Consent from holders of our Common Stock representing 15,239,350 voting shares, or approximately 54.77% of our outstanding voting class, approving the Amendment.

The following table sets forth the name of the holder of the Common Stock, the number of shares of Common Stock held by such holder, the total number of votes that such holder voted in favor of the Amendment and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Number of Common Stock held	Number of Series A Preferred held	Number of Votes held by such Voting Stockholder	Number of Votes that Voted in Favor of the Amendment	Percentage of the Voting Equity that Voted in Favor of the Amendment
Glenn Simpson	9,359,542	-0-	9,359,542	9,359,542	33.64%
Peter Spinner	5,879,808	-0-	5,879,808	5,879,808	21.13%

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Accordingly, we have obtained all necessary corporate approval in connection with the Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by written consent and giving stockholders notice of the Amendment and forthcoming cancellation of our preferred stock as required by the DGCL and the Exchange Act.

As the Amendment was approved by written consent of the holders a majority of the Company’s voting stock, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the DGCL, file the Amendment with the Delaware Secretary of State’s Office. The Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Purpose of and Rationale for the Amendment

We are currently authorized to issue a total of 190,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, both with a par value of $0.001. Of this amount, 27,821,606 shares of Common Stock and 0 shares of preferred stock were outstanding as of February 7, 2019.

Our Board of Directors has determined that it is in our best interest to cancel our 10,000,000 shares of authorized preferred stock. As a Delaware corporation, we are required to pay Delaware franchise tax. The purpose of the cancellation is to reduce the amount of Delaware Franchise Tax due each year.

Effect of the Decrease of Authorized Stock

The cancellation of our authorized preferred stock will not have any immediate effect on the rights of existing stockholders. The Company’s board of directors has the authority to issue authorized shares of Common without requiring future stockholder approval of such issuances. Due to the cancellation of our authorized preferred stock, in the future the Company will have fewer shares available for issuance which may affect the Company’s ability to attract investors or raise capital. The Company, however, believes that this is in the best interest of the shareholders to have one class of stock.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this corporate action as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in this corporate action that are different from or greater than those of any other of our stockholders.

DISSENTER’S RIGHTS

Under the DGCL, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to a proposed amendment to our Certificate of Incorporation, or to the adoption of the Amendment.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 7, 2019, certain information as to shares of our Common Stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding capital stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group.

Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown. Unless otherwise indicated below, each entity or person listed below maintains an address of 185 Hudson Street, Floor 25 Jersey City, New Jersey 07302.

Name Of Owner	Number Of Shares Owned		Percentage Of Common Stock (1)
Glenn Simpson Chairman and CEO	9,359,542	(2)	34%
Jeffrey Devlin Director	367,953	(3)	1%
Robert Kaufman Director	0	(4)	0%
Peter Spinner Director	5,879,808	(5)	21%
All Officers and Directors As a Group (4 persons)	15,607,303	(6)	56%

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 7, 2019 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)	Includes (i) 9,359,542 shares of restricted Common Stock. Does not include (i)411,156 shares of Common Stock underlying stock options granted pursuant to the Company’s 2012 Plan and (ii)806,390 shares of Common Stock underlying stock options granted pursuant to the Company’s 2015 Plan.

(3)	Includes (i) 367,953 shares of restricted Common Stock. Does not include 35,000 shares of Common Stock underlying stock options granted pursuant to the Company’s 2012 Plan.

(4)	Does not include 35,000 shares of Common Stock underlying stock options granted pursuant to the Company’s 2012 Plan.

(5)	Includes 5,879,808 shares of restricted Common Stock. Does not include (i) 3,291,209 shares of Common Stock underlying currently exercisable warrants held by Wyatts; (ii) 392,602 shares of Common Stock owned individually and/or jointly with his spouse.

(6)	Includes (i) 15,607,303 shares of restricted Common Stock.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

 By Order of the Board of Directors

February __, 2019

/s/ Glenn Simpson
Glenn Simpson
Chairman and CEO

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Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

MOJO ORGANICS, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

MOJO Organics, Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

1.          The Board of Directors of the Corporation (the “Board”), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”) adopted a resolution authorizing the Corporation to cancel its currently authorized 10,000,000 shares of preferred stock, $.001 par value per share (the “Preferred Stock”) and to file this Certificate of Amendment:

Article FOURTH of the Certificate of Incorporation shall be amended by deleting Article IV, Section A. in its entirety and submitting therefor the following:

“A. Classes of Stock. The total number of shares which the Corporation is authorized to issue is 190,000,000 shares of common stock, par value of $0.001.”

2.          That in lieu of a meeting and vote of stockholders, the holders of a majority in interest of record of the issued and outstanding shares of Common Stock have given written consent to said amendment in accordance with the provisions of Section 228 of the DGCL.

3.          That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, MOJO Organics, Inc. has caused this Certificate of Amendment to be duly executed in its corporate name this 7th day of February, 2019.

MOJO ORGANICS, INC.

By:
Glenn Simpson
Chief Executive Officer - Director

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